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                                                                   EXHIBIT 10.18

                          EARN-OUT SETTLEMENT AGREEMENT

         This Agreement is entered into as of December 1, 1998 by and among MCC Acquisition Corp., an Iowa corporation ("MCCAC"), MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation ("Murdock"), and all of the former shareholders of INCOMEX, INC. listed on the signature page to this Agreement (the "Shareholders").

                                    RECITALS

         A. MCCAC and the Shareholders are parties to a Stock Purchase Agreement dated as of February 13, 1998 (the "Purchase Agreement") pursuant to which MCCAC acquired all of the issued and outstanding common stock of INCOMEX, Inc. ("INCOMEX").

         B. MCCAC, Murdock and the Shareholders desire to finally settle certain provisions of the Purchase Agreement.

         C.   MCCAC is a wholly-owned subsidiary of Murdock.

                                   AGREEMENT

         In consideration of the recitals and the mutual agreements which follow, each party to this Agreement agrees:

              1.   Settlement of Earn Out Rights.

                   (a) In full and final settlement of the earn-out rights set forth in section 1.3(a) of the Purchase Agreement, MCCAC will pay to the Shareholders, according to their respective Proportional Shares, an aggregate amount (the "IBT Payment") equal to 60% of the IBT (as defined below) of INCOMEX during the period from February 1, 1998 through July 31, 1998. "IBT" shall mean net income before income taxes, determined according to GAAP except that, solely for purposes of calculating IBT, the cost of operator services provided to INCOMEX by ATN Communications Inc. shall be the lower of (i) the actual costs of such services billed to INCOMEX plus bad debt expense and uncollectible charges or (ii) $5.90 per eight-minute call billed to INCOMEX plus bad debt expense and uncollectible charges.

                   (b) The IBT Payment shall be payable within 30 days of the confirmation by Deloitte & Touche of INCOMEX IBT for the period from February 1, 1998 through October 31, 1998, but in no event later than March 1, 1999. At each Shareholder's option (to be exercised by sending MCCAC a notice



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in the form of Exhibit B within ten days after the date of such Shareholder's execution and delivery of this Agreement), such Shareholder's Proportional Share of the IBT Payment shall be payable either (a) in cash, or (b) by delivery of a Murdock promissory note (the "Note") in the principal amount of the Shareholder's Proportional Share of the IBT Payment. The Note will be payable in full one year after the issue date, will bear interest at an annual rate of 14% and will include a 1% origination fee. The Note will also carry a detachable five-year warrant entitling the holder to purchase 200 shares of Murdock common stock for each $1,000 of principal at an exercise price of $3.25 per share. Upon the execution and delivery of this Agreement, section 1.3(a) of the Purchase Agreement shall expire and be of no further force or effect.

                   (c) In full and final settlement of the earn-out rights set forth in section 1.3 (b) of the Purchase Agreement, upon execution and delivery of this Agreement by all parties, Murdock shall issue 1,500,000 shares of its voting common stock (collectively, the "Shares") in the aggregate to the Shareholders, to be allocated according to the Shareholders' respective Proportional Shares (as shown on Exhibit A). In accordance with applicable securities laws, the stock certificates evidencing the Shares shall bear a standard restrictive legend indicating that the Shares were not registered under the securities laws and cannot be resold except pursuant to a registration statement or in a transaction exempt from federal and applicable state securities registration requirements. Upon receipt of the Shares, section 1.3(b) of the Purchase Agreement shall expire and be of no further force or effect.

         2. Observer Rights. One representative designated in writing by Shareholders holding a majority in interest of the aggregate Proportional Shares shall be entitled to attend meetings of Murdock's Board of Directors as an observer for a period of one year after the issuance of the Shares.

         3. Miscellaneous. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                             MCC ACQUISITION CORP.

                             BY/s/ Thomas E. Chaplin
                               -------------------------------------------------
                                      Thomas E. Chaplin,
                                    Chief Executive Officer




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                             MURDOCK COMMUNICATIONS
                             CORPORATION

                             BY/s/ Thomas E. Chaplin
                               -------------------------------------------------
                                      Thomas E. Chaplin,
                                    Chief Executive Officer

                             THE SHAREHOLDERS

                             /s/ John S. Rance
                             ---------------------------------------------------
                                      John S. Rance

                             /s/ R. Michael Upshaw
                             ---------------------------------------------------
                                      R. Michael Upshaw

                             /s/ Fernando Ficachi
                             ---------------------------------------------------
                                      Fernando Ficachi

                             /s/ Steve Rance
                             ---------------------------------------------------
                                      Steve Rance

                             /s/ Gloria Rance, Trustee
                             ---------------------------------------------------
                                      Trustee of the Rance Family Trust

                             /s/ John Holderness
                             ---------------------------------------------------
                                      Trustee of the
                                    Holderness Family Trust

                             /s/ Jeannie Rance
                             ---------------------------------------------------
                                      Jeannie Rance

                             /s/ Robert Upshaw
                             ---------------------------------------------------
                                      Robert Upshaw

                             /s/ David A. Coats
                             ---------------------------------------------------
                                   Trustee of the David A. Coats
                                         & Terrell A. Coats
                                          Revocable Trust


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                             /s/ Terrell Coats
                             ---------------------------------------------------
                                   Trustee of the David A. Coats
                                         & Terrell A. Coats
                                          Revocable Trust

                             /s/ Gary Newton
                             ---------------------------------------------------
                                      Gary Newton

                             /s/ Karri Rance-Heredia
                             ---------------------------------------------------
                                      Karri Rance Heredia

                             /s/ Pamela Leary
                             ---------------------------------------------------
                                      Pamela Leary

                             /s/ Angela Taylor
                             ---------------------------------------------------
                                      Angela Taylor

                             /s/ Jason Rance
                             ---------------------------------------------------
                                      Jason Rance








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